Exhibit 10.4

AMENDMENT NO. 1 TO

UNSECURED PROMISSORY NOTE

This AMENDMENT NO. 1 TO UNSECURED PROMISSORY NOTE (the “Amendment”) dated as of August 30, 2023 is by and between ACER THERAPEUTICS INC. (“Acer” or the “Company”) and CHRISTOPHER SCHELLING (“Holder”).

WHEREAS, on or about June 22, 2023, Acer executed and delivered to Holder that certain Unsecured Promissory Note, issue date June 22, 2023 in the original principal amount of $1,000,000 (the “Original Note”);

WHEREAS, the “Maturity Date” as defined in the Original Note is August 21, 2023, and Acer has not paid Holder the principal and interest under the Original Note;

WHEREAS, Acer has entered into that certain Agreement and Plan of Merger (as the same may from time to time be amended, the “Merger Agreement”) dated as of even date herewith, by and among Zevra Therapeutics, Inc. (“Parent”), Aspen Z Merger Sub, Inc., an indirect wholly-owned subsidiary of Parent (“Merger Sub”) and Acer, pursuant to which Merger Sub shall be merged with and into Acer, and Acer shall continue as the surviving corporation and an indirect wholly-owned subsidiary of Parent (the “Merger Transaction”); and

WHEREAS, Holder has agreed (i) to extend the maturity of the Original Note, and (ii) Merger Transaction shall not constitute a Qualified Transaction (which would otherwise give Holder the option of requiring prepayment of all or any part of the principal and accrued interest under the Original Note).

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Acer and Holder hereby agree that the Original Note is amended as follows:

1.

Maturity Date. Effective as of August 21, 2023, all references in the Original Note to the “Maturity Date” shall mean and refer to the earliest to occur of the following: (a) the termination of the Merger Agreement by either Acer or Parent in accordance with its terms and (b) the Closing Date (as defined in the Merger Agreement).

2.	Effectiveness of Amendment. The provisions of this Amendment shall become effective upon the execution and delivery by Acer and Holder of this Amendment.

3.

No Other Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the Original Note shall remain in full force and effect, and Acer and Holder hereby ratify all of the terms and conditions of the Original Note as amended hereby. From and after the date hereof, all references in the Original Note to “this Note” or words of similar import shall mean and refer to the Original Note and amended by this Amendment.

4.	Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

5.

WAIVER OF JURY TRIAL. THE PARTIES HERETO, ON BEHALF OF THEMSELVES AND THEIR HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS AND ASSIGNS, AS APPLICABLE, AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY OR AGAINST ANY PARTY HERETO OR ANY HEIR, EXECUTOR, ADMINISTRATOR, SUCCESSOR OR ASSIGN OF ANY PARTY HERETO, AS APPLICABLE, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT, OR ANY FACTS OR CIRCUMSTANCES IN WHICH THIS AGREEMENT IS INVOLVED IN ANY WAY, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. EACH PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. EACH OF THE PARTIES REPRESENTS AND WARRANTS THAT THIS WAIVER OF THE RIGHT TO A JURY TRIAL HAS BEEN MADE AFTER CONSULTATION WITH LEGAL COUNSEL.

6.

Miscellaneous. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment. This Amendment shall constitute a Loan Document.

(Signatures of Following Page)

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

ACER THERAPEUTICS INC.

By:	/s/ Chris Schelling
Name: Chris Schelling
Title: CEO/Founder
Acer legal review: /s/ DJ CFO: /s/ HP_

/s/ Christopher Schelling
CHRISTOPHER SCHELLING

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